                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
[X]  Definitive Information Statement            the Commission Only (as
                                                 permitted by Rule 14c-5(d)(2))


                          INTERNATIONAL INTERNET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          INTERNATIONAL INTERNET, INC.
                            (A DELAWARE CORPORATION)


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                NOVEMBER 28,2000


To the Stockholders of:

                  INTERNATIONAL INTERNET, INC.

The Annual Meeting of Stockholders of International Internet, Inc. (the "Company") will be held at the Sheraton Hotel, 10918 East 41st Street, Tulsa, Oklahoma 74146 on November 28, 2000 at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the attached Information Statement:

    1.   The election of three directors;
    2. To ratify the appointment of Goldstein Lewin & Co. as independent auditors of the Company; and
    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on October 13, 2000 are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting. The list of such stockholders will be available for inspection by stockholders during the ten (10) days prior to the meeting in accordance with
Section 219 of the Delaware General Corporation Law at the offices of the Company, 6413 Congress Avenue, Suite 240, Boca Raton, Florida 33487. Stockholders may make arrangements for such inspection by contracting the Secretary, Elizabeth Capra, of International Internet, Inc., 6413 Congress Avenue, Suite 240, Boca Raton, Florida 33487. The stock transfer books of the Company will not be closed.

WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                    By Order of the Board of Directors,



                                    Elizabeth Capra
                                    Secretary

October 16, 2000

Requests for additional copies of the Information Statement should be addressed to the Secretary, International Internet, Inc., 6413 Congress Avenue, Suite 240, Boca Raton, Florida 33487.


                          INTERNATIONAL INTERNET, INC.
                         6413 CONGRESS AVENUE, SUITE 240
                            BOCA RATON, FLORIDA 33487

                     --------------------------------------

                              INFORMATION STATEMENT

         PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934

                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 28, 2000


This Information Statement is furnished by the Board of Directors of International Internet, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on November 28, 2000. The Board of Directors has fixed October 13, 2000, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting. It is anticipated that this Information Statement and the enclosed Notice will be mailed to stockholders of record on or about October 20, 2000.

MANAGEMENT OF THE CORPORATION IS NOT SOLICITING PROXIES FOR THIS MEETING AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

Gary Schultheis and Herbert Tabin own approximately 64% of the issued and outstanding shares of Common Stock of the Company and have indicated that they will vote their shares in favor of the election as directors of the nominees set forth herein and the ratification of the appointment of Goldstein Lewin & Co. as the Company's independent auditor.

The Annual Report on Form 10-KSB of the Company, including financial statements for the year ended December 31, 1999, is enclosed herewith, as filed with the Securities and Exchange Commission. Individual stockholders may contact Scott Phillips, The Hawke Group, (954) 564-7114 to obtain a copy of the Company's Annual Report on Form 10-KSB.


                                  VOTING SHARES

At the close of business on October 13, 2000, the record date for the determination of shareholders entitled to notice of and to vote at the Annual meeting, there were 778,446,187 shares of Common Stock outstanding, each of which is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, is required in deciding all questions to come before the Annual Meeting.

Set forth below is information concerning the ownership as of September 30, 2000 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, beneficially own more than five (5%) percent of the outstanding shares of Common Stock of the Corporation.

                       NAME AND ADDRESS                            AMOUNT AND NATURE
       TITLE             OF BENEFICIAL                               OF BENEFICIAL                      % OF
     OF CLASS                OWNER                                       OWNER                          CLASS
      Common       Gary Schultheis                                   251,109,000                        32.26%
                   6413 Congress Ave, Suite 240
                   Boca Raton, FL  33487

      Common       Herbert Tabin                                     251,079,000                        32.25%
                   6413 Congress Ave, Suite 240
                   Boca Raton, FL  33487


                              ELECTION OF DIRECTORS

NOMINEES

Three directors, constituting the entire Board of Directors of the Company, are to be elected at the Annual Meeting. The following table sets forth as of September 30, 2000 certain information with respect to management's nominees to the Board for the coming year, all of whom are currently members of the Board. Members of the Board of Directors are elected for one year terms or until their successors are elected and qualified. None of the nominees has any family relationship to any other nominee. There are no arrangements or understandings between any of the named individuals and any other person or persons pursuant to which any of the named individuals are to be elected as directors. Percent of class assumes any outstanding options are exercised.

                                                          Shares of Common
                                                         Stock Beneficially          Percent
Name                               Age                          Owned               of Class
----                               ---                          -----               ---------
Gary Schultheis                    35                       251,109,000                    32.26%

Herbert Tabin                      32                       251,079,000                    32.25%

Robert Wussler                     59                         9,247,866                     1.19%

The stock ownership information shown has been furnished to the Company by the named persons. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations. The named persons have sole voting and investment power with regard to the shares shown as owned by such persons.


INFORMATION ABOUT NOMINEES

GARY SCHULTHEIS is a co-founder of International Internet, Inc. and has served as its President and a Director of the Company since February, 1998. Mr. Schultheis currently serves as President and CEO of Millennium Holdings Group, Inc., a corporate consulting firm. Mr Schultheis attended the State University of New York at Farmingdale in 1984. From March 1994 to February 1996, Mr. Schultheis was President of Wall Street Enterprises d/b/a Wall Street Associates, a financial consulting firm specializing in mergers and acquisitions. In February 1996, Wall Street Enterprises was acquired by Millennium Holdings Group, Inc. Currently, Wall Street Enterprises d/b/a Wall Street Associates is a wholly-owned subsidiary of Millennium Holdings Group, Inc.

HERBERT TABIN is a co-founder of International Internet, Inc. and has served as Vice President and a Director of the Company since February, 1998. Prior to starting the Company, Mr. Tabin was a Vice President of Marketing with LBI Group, Inc., a merchant banking and venture capital group from April 1995 to December 1996. Mr. Tabin received a Bachelor of Science in Business Economics from the State University of New York in 1989 and has been involved in financial consulting and investment counseling since 1989.


ROBERT M. WUSSLER serves as a Director of the Company. Mr. Wussler is one of the founders of Cable News Network (CNN). From 1980 until 1990, he served as Senior Executive Vice President of Turner Broadcasting. Mr. Wussler is the former president of the Atlanta Braves professional baseball team and the Atlanta Hawks professional basketball team. Prior to joining Turner Broadcasting, Mr. Wussler was president of the Columbia Broadcasting System (CBS).


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2000, information relating to the ownership of the Company's common stock beneficially owned by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's voting stock, (ii) each director, (iii) each of the Company's five most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year and (iv) all executive officers and directors as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. On September 30, 2000, the Company had 778,446,187 shares of its Common Stock outstanding, with the holders thereof being entitled to one vote per share.

                       NAME AND ADDRESS                            AMOUNT AND NATURE
       TITLE             OF BENEFICIAL                               OF BENEFICIAL                      % OF
     OF CLASS                OWNER                                       OWNER                          CLASS
      Common       Gary Schultheis                                   251,109,000                        32.26%
                   6413 Congress Ave, Suite 240
                   Boca Raton, FL  33487

      Common       Herbert Tabin                                     251,079,000                        32.25%
                   6413 Congress Ave, Suite 240
                   Boca Raton, FL  33487

      Common       Robert Wussler                                      9,247,866                         1.19%
                   7904 Sandalfoot Dr.
                   Potomac, MD  20854

      Common       All directors and executive                       511,435,866                        65.70%
                   officers as a group (three persons)


                               EXECUTIVE OFFICERS

The executive officers and significant employees of the Company, their ages, positions held with the Company and length of time in such positions are set forth below. There are no family relationships between or among any of the named individuals. There are no arrangements or understandings between any of the named individuals and any other persons pursuant to which any of the named individuals are to be elected as officers.

                                    Position Held
Name and Age                        With the Company                            Director Since
------------                        ----------------                            --------------
Gary Schultheis                     Director and President                      February 1998
(35)                                of the Company since
                                    February 1998

Herbert Tabin                       Director and Vice President                 February 1998
(32)                                of the Company since
                                    February 1998

The business experience of each of the officers is included under "Election of Directors" above.

                             EXECUTIVE COMPENSATION

The following table shows the cash compensation of the Company's chief executive officer and each officer whose total cash compensation exceeded $100,000, for the three fiscal years ended December 31, 1999. The Company has no long-term compensation plans.

     NAME AND                 FISCAL                                               OTHER                  ALL
     PRINCIPAL                 YEAR                                               ANNUAL                 OTHER
     POSITION                  ENDED         SALARY ($)        BONUS ($)       COMPENSATION          COMPENSATION
Gary Schultheis              12/31/99         $102,500         $103,437             N/A                   N/A
                             12/31/98         $102,500          $45,534             N/A                   N/A
                             12/31/97            N/A              N/A               N/A                   N/A

Herbert Tabin                12/31/99         $102,500         $103,437             N/A                   N/A
                             12/31/98         $102,500          $44,784             N/A                   N/A
                             12/31/97            N/A              N/A               N/A                   N/A

     The amount included in bonus in 1999 was paid in restricted common stock. The amount included as bonus in 1998 represents compensation accrued in 1997 but not paid until the funds were available in 1998.


The Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The value of such benefits did not exceed, in the case of any named individual, 10% of the cash compensation of such individual or, in the case of the group, 10% of the cash compensation for the group.


STOCK OPTION PLANS

On November 11, 1999, the Company established the International Internet, Inc. Stock Option Plan ("Plan") to grant to officers and other employees, non-employee directors, consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock of the Company. The Company has reserved 25,000,000 shares for issuance under the Plan and may grant both incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Options").

On November 11, 1999, the Board of Directors granted options to the members of the Board of Directors, employees of the Company and certain consultants for a total of 9,500,000 shares of the common stock of the Company. As a reward to its directors, employees and consultants and as a further incentive to remain with the Company, the Board of Directors gave each director, employee and consultant a bonus to allow them to exercise their stock options.

On September 30, 1999, the Company granted an option to acquire 2,000,000 shares of its common stock at an exercise price of $.10 to the vice president, and former owner, of ACS as a part of his employment agreement. The option expired when the vice president terminated his employment in April 2000.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        Number of        Percent of         Exercise
                                       Securities      total options/        or base
           Name                        Underlying       SARs granted          price             Expiration
                                        options/        to employees        ($/share)              date
                                      SARs granted       in fiscal
                                        (number)           year
Gary Schultheis                         1,250,000           17.9%             $.065                 N/A
Herbert Tabin                           1,250,000           17.9%             $.065                 N/A


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                Shares              Value          Number of Securities              Value of
                               Acquired           realized        underlying unexercised            unexercised
                                  On                 ($)              options/SARs at              in-the-money
                               Exercise                               FY-end (number)              options/SARs
           Name                (number)                                Exercisable/                at FY-end ($)
                                                                       Unexercisable               Exercisable/
                                                                                                   Unexercisable
Gary Schultheis                1,250,000              0                    None                        None
Herbert Tabin                  1,250,000              0                    None                        None

There were no long-term incentive plan awards during the fiscal year. There were no outstanding stock options held as of December 31, 1999 by the named executive officers.


                         BENEFICIAL OWNERSHIP REPORTING

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company knows of no director, officer, or beneficial owner of more than ten percent of the Company's common Stock who is not in compliance with respect to filing such reports of beneficial ownership of the Company's Common Stock as required by Section 16 (a) of the Securities Exchange Act.


                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Goldstein Lewin & Co. as the independent public accountants to audit the Company's financial statement for the fiscal year ending December 31, 2000. While ratification of such selection by the Company's shareholders is not required, in the event of a negative vote on such ratification, the Company's Board of Directors will reconsider its selection. Goldstein Lewin & Co. audited the Company's financial statements for the year ended December 31, 1999.


                              SHAREHOLDER PROPOSALS

Under regulations of the Securities and Exchange Commission, shareholders are entitled to submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company. To be eligible for consideration for inclusion in the proxy statement and proxy relating to such meeting, they must be received by the Company no later than April 15, 2001. Such proposals should be directed to International Internet, Inc., 6413 Congress Avenue, Suite 240, Boca Raton, Florida 33487, Attention: President.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting.


However, should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company. Whether or not you intend to be present at the Annual Meeting, you are urged to promptly complete and return the accompanying proxy card in the envelope provided. If you are present at the Annual meeting and wish to vote your shares in person, the accompanying proxy will, at your request, be returned to you at the Annual Meeting.